Exhibit 99.1

                                                                 MORGAN STANLEY
MSM 2004-3 Termsheet                                                370 records
Security Pool 1                                            Balance:  94,546,841
===============================================================================



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                                          Number                           % of                  Average
                                              of               Total      Total      Weighted   Original      Percent
                                        Mortgage             Current    Current       Average    Subject     Full-Alt     FICO
Mortgage Rates (%)                         Loans             Balance    Balance        Coupon        LTV          Doc    Score
----------------------------------------------------------------------------------------------------------------------------------
3.501 - 4.000                                  2          417,568.15       0.44         3.875      78.85        100.0      737
4.001 - 4.500                                  1           90,672.50       0.10         4.125      77.28          0.0      745
4.501 - 5.000                                 62       13,361,861.33      14.13         4.831      61.46         51.9      711
5.001 - 5.500                                170       49,010,742.01      51.84         5.343      58.93         59.0      715
5.501 - 6.000                                121       29,089,933.31      30.77         5.781      66.33         37.7      718
6.001 - 6.500                                 14        2,576,063.25       2.72         6.172      70.97         45.2      730
----------------------------------------------------------------------------------------------------------------------------------
Total:                                       370       94,546,840.55     100.00         5.420      61.97         51.2      716
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 3.8750
Maximum: 6.5000
Weighted Average:   5.4205
----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                                          Number                           % of                  Average
                                              of               Total      Total      Weighted   Original      Percent
Original Mortgage Loan                  Mortgage             Current    Current       Average    Subject     Full-Alt     FICO
Principal Balance ($)                      Loans             Balance    Balance        Coupon        LTV          Doc    Score
----------------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                             97        6,500,563.60       6.88        5.456       59.57         50.1      732
100,000.01 - 200,000.00                      106       14,422,422.79      15.25        5.377       65.48         41.3      722
200,000.01 - 300,000.00                       41        9,635,035.36      10.19        5.312       65.17         45.1      710
300,000.01 - 400,000.00                       38       13,311,861.21      14.08        5.395       63.20         56.6      716
400,000.01 - 500,000.00                       42       18,855,686.50      19.94        5.438       64.67         52.7      720
500,000.01 - 600,000.00                       13        7,121,490.52       7.53        5.440       58.67         22.9      706
600,000.01 - 700,000.00                       17       10,915,632.91      11.55        5.460       52.86         64.6      715
700,000.01 - 800,000.00                        3        2,253,529.70       2.38        5.547       53.47         32.0      718
800,000.01 - 900,000.00                        5        3,338,308.26       3.53        5.248       62.14         49.8      660
900,000.01 - 1,000,000.00                      6        5,816,046.16       6.15        5.623       60.61         67.0      752
1,000,000.01 - 1,500,000.00                    2        2,376,263.54       2.51        5.420       66.81        100.0      649
----------------------------------------------------------------------------------------------------------------------------------
Total:                                       370       94,546,840.55     100.00        5.420       61.97         51.2      716
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 16,200.00
Maximum: 1,350,000.00
Average: 264,951.81
Total: 98,032,169.59
----------------------------------------------------------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co.
Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or
Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement
Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such
Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.
Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here
in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
=============================================================================================================================
May 3, 2004   21:46                                                                                              Page 1 of 6

                                                                 MORGAN STANLEY
MSM 2004-3 Termsheet                                                370 records
Security Pool 1                                            Balance:  94,546,841
===============================================================================



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                Number                        % of                Average
                                                    of            Total      Total    Weighted   Original    Percent
Original Subject                              Mortgage          Current    Current     Average    Subject   Full-Alt      FICO
Loan-to-Value Ratio (%)                          Loans          Balance    Balance      Coupon        LTV        Doc     Score
----------------------------------------------------------------------------------------------------------------------------------
<= 50.00                                            96    21,561,084.44      22.80       5.363      37.26       58.5       728
50.01 - 55.00                                       14     3,788,377.17       4.01       5.328      52.61       26.5       713
55.01 - 60.00                                       44    15,248,101.73      16.13       5.490      57.97       52.0       736
60.01 - 65.00                                       36    12,300,331.78      13.01       5.359      63.07       51.5       691
65.01 - 70.00                                       44    11,515,327.33      12.18       5.493      68.33       55.2       709
70.01 - 75.00                                       30     7,442,534.96       7.87       5.335      73.52       49.6       694
75.01 - 80.00                                       83    19,044,584.49      20.14       5.455      78.75       51.3       710
80.01 - 85.00                                        4       409,651.85       0.43       5.395      82.63       17.5       733
85.01 - 90.00                                        4       437,014.99       0.46       5.482      86.86       26.0       693
90.01 - 95.00                                        4     1,442,026.86       1.53       5.665      93.48        8.6       766
95.01 - 100.00                                      11     1,357,804.95       1.44       5.449      99.56       25.9       742
----------------------------------------------------------------------------------------------------------------------------------
Total:                                             370    94,546,840.55     100.00       5.420      61.97       51.2       716
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 6.17
Maximum: 100.00
Weighted Average by Original Balance:  61.58
Weighted Average by Current Balance:   61.97
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                Number                        % of                Average
                                                    of            Total      Total   Weighted    Original    Percent
                                              Mortgage          Current    Current    Average     Subject   Full-Alt      FICO
Coverage on Loans with LTVs Greater than 80      Loans          Balance    Balance     Coupon         LTV        Doc     Score
----------------------------------------------------------------------------------------------------------------------------------
Pledged Assets                                      16     2,827,131.62      77.53      5.559       95.12       15.9       754
Mortgage Insurance                                   7       819,367.03      22.47      5.441       88.96       25.9       712
----------------------------------------------------------------------------------------------------------------------------------
Total:                                              23     3,646,498.65     100.00      5.533       93.73       18.1       745
----------------------------------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co.
Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or
Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement
Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such
Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.
Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here
in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
=============================================================================================================================
May 3, 2004   21:46                                                                                              Page 2 of 6

                                                                 MORGAN STANLEY
MSM 2004-3 Termsheet                                                370 records
Security Pool 1                                            Balance:  94,546,841
===============================================================================





----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                                          Number                           % of                  Average
                                              of               Total      Total    Weighted     Original    Percent
                                        Mortgage             Current    Current     Average      Subject   Full-Alt       FICO
Seasoning                                  Loans             Balance    Balance      Coupon          LTV        Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
1 - 3                                        104       22,361,924.88      23.65       5.380        57.55       64.3        729
4 - 6                                        117       44,834,414.86      47.42       5.508        61.40       48.4        715
7 - 9                                         71       13,616,301.28      14.40       5.202        62.57       41.1        712
10 - 12                                       25        6,046,395.32       6.40       5.272        70.74       50.4        681
13 - 15                                       18        2,880,948.89       3.05       5.234        74.15       45.5        718
16 - 18                                       22        3,177,570.31       3.36       5.590        68.96       42.1        742
19 - 21                                        6          545,074.07       0.58       5.764        67.43       73.0        758
22 - 24                                        1          320,532.61       0.34       6.500        63.64        0.0        675
25 - 27                                        4          363,062.24       0.38       5.967        63.44       57.3        622
28 - 30                                        2          400,616.09       0.42       5.672        66.38      100.0        572
----------------------------------------------------------------------------------------------------------------------------------
Total:                                       370       94,546,840.55     100.00       5.420        61.97       51.2        716
----------------------------------------------------------------------------------------------------------------------------------
Minimum:   1
Maximum:  29
Weighted Average:  6
----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                                          Number                           % of                  Average
Geographic                                    of               Total      Total    Weighted     Original    Percent
Distribution                            Mortgage             Current    Current     Average      Subject   Full-Alt       FICO
by Balance                                 Loans             Balance    Balance      Coupon          LTV        Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
California                                    86       36,470,256.86      38.57       5.444        59.27       58.4        722
Texas                                         40       10,799,802.11      11.42       5.524        71.10       40.7        730
New York                                      36        6,331,307.13       6.70       5.446        53.88       62.2        720
Illinois                                      15        4,600,084.97       4.87       5.393        57.97       16.1        685
Florida                                       26        4,561,234.82       4.82       5.397        61.33       38.0        701
Georgia                                       10        2,735,088.15       2.89       5.151        61.19       82.8        667
New Jersey                                    11        2,403,002.61       2.54       5.116        58.18       61.0        733
Minnesota                                     13        2,220,500.80       2.35       5.420        62.69       49.9        711
Pennsylvania                                  10        2,074,921.75       2.19       5.185        63.96       38.7        679
Massachusetts                                  7        1,780,727.10       1.88       5.271        39.92       41.3        717
Other                                        116       20,569,914.25      21.76       5.436        67.70       48.1        715
----------------------------------------------------------------------------------------------------------------------------------
Total:                                       370       94,546,840.55     100.00       5.420        61.97       51.2        716
----------------------------------------------------------------------------------------------------------------------------------
Number of States Represented:  42
----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co.
Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or
Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement
Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such
Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.
Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here
in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
=============================================================================================================================
May 3, 2004   21:46                                                                                              Page 3 of 6

                                                                 MORGAN STANLEY
MSM 2004-3 Termsheet                                                370 records
Security Pool 1                                            Balance:  94,546,841
===============================================================================





----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                                          Number                           % of                  Average
                                              of               Total      Total    Weighted     Original     Percent
Top 10 City                             Mortgage             Current    Current     Average      Subject    Full-Alt      FICO
Concentrations                             Loans             Balance    Balance      Coupon          LTV         Doc     Score
----------------------------------------------------------------------------------------------------------------------------------
Los Angeles CA                                 6        4,036,438.01       4.27       5.355        58.44        35.5       745
Austin TX                                      6        2,611,608.52       2.76       5.749        66.26        65.0       748
Houston TX                                     9        2,564,968.52       2.71       5.552        62.34        11.5       724
New York NY                                   10        1,559,396.57       1.65       5.396        52.27        81.4       752
San Juan Capistrano CA                         2        1,407,445.99       1.49       5.250        50.35        70.5       690
Alpharetta GA                                  1        1,297,828.31       1.37       5.250        64.29       100.0       582
San Rafael CA                                  2        1,242,504.26       1.31       5.099        71.37       100.0       667
Brooklyn NY                                    3        1,195,476.17       1.26       5.782        33.99        20.7       679
Oxnard CA                                      2        1,190,093.56       1.26       5.451        80.00        53.6       760
Arcadia CA                                     3        1,180,376.43       1.25       5.508        61.43        64.0       753
Other                                        326       76,260,704.21      80.66       5.413        62.54        50.5       715
----------------------------------------------------------------------------------------------------------------------------------
Total:                                       370       94,546,840.55     100.00       5.420        61.97        51.2       716
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                                          Number                           % of                  Average
Top 10                                        of               Total      Total    Weighted     Original     Percent
Zip Code                                Mortgage             Current    Current     Average      Subject    Full-Alt      FICO
Concentrations                             Loans             Balance    Balance      Coupon          LTV         Doc     Score
----------------------------------------------------------------------------------------------------------------------------------
78734                                          2        1,720,555.95       1.82       5.614        59.23        54.6       748
92625                                          3        1,543,805.26       1.63       5.292        41.01        44.7       716
92675                                          2        1,407,445.99       1.49       5.250        50.35        70.5       690
30022                                          1        1,297,828.31       1.37       5.250        64.29       100.0       582
90049                                          2        1,287,926.93       1.36       5.412        64.03        35.2       722
94901                                          2        1,242,504.26       1.31       5.099        71.37       100.0       667
90024                                          2        1,222,999.87       1.29       5.369        47.42         0.0       725
93111                                          1        1,078,435.23       1.14       5.625        69.84       100.0       729
92210                                          1          986,142.22       1.04       6.000        58.82       100.0       775
90004                                          1          981,520.10       1.04       5.250        58.65       100.0       792
Other                                        353       81,777,676.43      86.49       5.423        62.61        48.6       716
----------------------------------------------------------------------------------------------------------------------------------
Total:                                       370       94,546,840.55     100.00       5.420        61.97        51.2       716
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                                          Number                           % of                  Average
                                              of               Total      Total    Weighted     Original     Percent
                                        Mortgage             Current    Current     Average      Subject    Full-Alt      FICO
Property Type                              Loans             Balance    Balance      Coupon          LTV         Doc     Score
----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                      255       73,102,999.95      77.32       5.405        61.43        49.4       715
PUD                                           39        9,940,521.19      10.51       5.436        63.88        54.3       711
2-4 Family                                    58        7,723,543.48       8.17       5.602        60.39        54.7       730
Condo                                         16        3,720,660.86       3.94       5.295        71.07        71.3       708
Manufactured Housing                           2           59,115.07       0.06       5.999        37.39         0.0       803
----------------------------------------------------------------------------------------------------------------------------------
Total:                                       370       94,546,840.55     100.00       5.420        61.97        51.2       716
----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co.
Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or
Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement
Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such
Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.
Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here
in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
=============================================================================================================================
May 3, 2004   21:46                                                                                              Page 4 of 6

                                                                 MORGAN STANLEY
MSM 2004-3 Termsheet                                                370 records
Security Pool 1                                            Balance:  94,546,841
===============================================================================





----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                                          Number                           % of                  Average
                                              of               Total      Total    Weighted     Original    Percent
                                        Mortgage             Current    Current     Average      Subject   Full-Alt       FICO
Occupancy                                  Loans             Balance    Balance      Coupon          LTV        Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
Primary                                      259       79,986,428.90      84.60       5.404        61.84       49.7        714
Investment                                    89        9,592,065.30      10.15       5.544        61.17       66.9        723
Second Home                                   22        4,968,346.35       5.25       5.453        66.25       44.0        728
----------------------------------------------------------------------------------------------------------------------------------
Total:                                       370       94,546,840.55     100.00       5.420        61.97       51.2        716
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                                          Number                           % of                  Average
                                              of               Total      Total     Weighted    Original     Percent
                                        Mortgage             Current    Current      Average     Subject    Full-Alt      FICO
Purpose                                    Loans             Balance    Balance       Coupon         LTV         Doc     Score
----------------------------------------------------------------------------------------------------------------------------------
Refinance - Rate Term                        160       47,605,179.38      50.35        5.407       57.57        49.2       715
Refinance - Cashout                          150       30,962,270.37      32.75        5.430       64.05        57.1       710
Purchase                                      60       15,979,390.80      16.90        5.443       71.18        45.7       730
----------------------------------------------------------------------------------------------------------------------------------
Total:                                       370       94,546,840.55     100.00        5.420       61.97        51.2       716


----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Weighted
                                          Number                           % of                  Average
                                              of               Total      Total     Weighted    Original     Percent
                                        Mortgage             Current    Current      Average     Subject    Full-Alt      FICO
Documentation Level                        Loans             Balance    Balance       Coupon         LTV         Doc     Score
--------------------------------------------------- ------------------------------------------------------------------------------

Full or Alternative                          180       48,374,559.47      51.16        5.360       60.92       100.0       715
Stated                                        61       15,380,314.68      16.27        5.514       59.46         0.0       712
Low                                           26       12,811,002.17      13.55        5.470       63.15         0.0       713
Lite                                          50        9,255,238.10       9.79        5.372       72.17         0.0       723
No Documentation                              32        5,612,138.96       5.94        5.730       56.40         0.0       723
Streamline                                    20        2,965,260.37       3.14        5.291       67.67         0.0       718
Unknown                                        1          148,326.80       0.16        5.125       36.00         0.0       773
----------------------------------------------------------------------------------------------------------------------------------
Total:                                       370       94,546,840.55     100.00        5.420       61.97        51.2       716
----------------------------------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co.
Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or
Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement
Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such
Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.
Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here
in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
=============================================================================================================================
May 3, 2004   21:46                                                                                              Page 5 of 6

                                                                 MORGAN STANLEY
MSM 2004-3 Termsheet                                                370 records
Security Pool 1                                            Balance:  94,546,841
===============================================================================




----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                                          Number                           % of                  Average
                                              of               Total      Total    Weighted     Original    Percent
                                        Mortgage             Current    Current     Average      Subject   Full-Alt       FICO
Occupancy                                  Loans             Balance    Balance      Coupon          LTV        Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
550 and Below                                  1          183,813.79       0.19       5.875        73.67      100.0        494
551 - 575                                      2        1,209,691.78       1.28       4.989        70.49       30.5        563
576 - 600                                      7        2,506,196.76       2.65       5.326        58.03       82.3        586
601 - 625                                      6        1,227,328.35       1.30       5.363        69.60       93.8        617
626 - 650                                     18        5,260,164.34       5.56       5.515        65.73       46.1        636
651 - 675                                     25        7,357,068.51       7.78       5.424        62.80       68.1        668
676 - 700                                     65       18,154,630.92      19.20       5.414        62.62       46.6        691
701 - 725                                     74       17,898,014.23      18.93       5.443        60.95       40.2        712
726 - 750                                     49       10,972,399.52      11.61       5.413        64.03       41.4        737
751 - 775                                     67       16,397,506.94      17.34       5.436        58.89       55.5        764
776 - 800                                     50       12,271,118.62      12.98       5.381        61.72       57.4        785
801 - 825                                      6        1,108,906.79       1.17       5.638        60.93       74.6        803
----------------------------------------------------------------------------------------------------------------------------------
Total:                                       370       94,546,840.55     100.00       5.420        61.97       51.2        716
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 494
Maximum: 807
Weighted Average: 716
----------------------------------------------------------------------------------------------------------------------------------






----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co.
Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or
Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement
Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such
Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.
Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here
in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
=============================================================================================================================
May 3, 2004   21:46                                                                                              Page 6 of 6


                                                                 MORGAN STANLEY
MSM 2004-3 Termsheet                                                934 records
Security Pool 2                                            Balance: 194,091,697
===============================================================================




---------------------------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                                          Number                           % of                  Average
                                              of               Total      Total      Weighted   Original     Percent
                                        Mortgage             Current    Current       Average   Subject    Full-Alt      FICO
Mortgage Rates (%)                         Loans             Balance    Balance        Coupon       LTV         Doc     Score
---------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                                  6          971,393.02       0.50         4.873     57.09         0.0       742
5.001 - 5.500                                130       27,360,836.48      14.10         5.405     67.53         2.5       740
5.501 - 6.000                                660      137,738,310.68      70.97         5.887     69.92         0.6       736
6.001 - 6.500                                138       28,021,156.34      14.44         6.125     70.47         1.3       738
---------------------------------------------------------------------------------------------------------------------------------
Total:                                       934      194,091,696.52     100.00         5.848     69.60         1.0       737
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.7500
Maximum: 6.1250
Weighted Average:   5.8484
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                               Weighted
                                          Number                           % of                 Average
                                              of               Total      Total      Weighted  Original     Percent
Original Mortgage Loan                  Mortgage             Current    Current       Average   Subject    Full-Alt      FICO
Principal Balance ($)                      Loans             Balance    Balance        Coupon       LTV         Doc     Score
---------------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                             71        5,559,210.64       2.86         5.842     68.57         0.0       741
100,000.01 - 200,000.00                      393       60,907,694.02      31.38         5.857     69.09         1.9       737
200,000.01 - 300,000.00                      344       85,110,743.28      43.85         5.843     70.49         0.9       736
300,000.01 - 400,000.00                      109       34,733,275.71      17.90         5.850     69.81         0.0       740
400,000.01 - 500,000.00                       16        7,183,724.26       3.70         5.819     65.43         0.0       739
600,000.01 - 700,000.00                        1          597,048.61       0.31         6.000     43.34         0.0       777
---------------------------------------------------------------------------------------------------------------------------------
Total:                                       934      194,091,696.52     100.00         5.848     69.60         1.0       737
---------------------------------------------------------------------------------------------------------------------------------
Minimum:  40,800.00
Maximum:  600,250.00
Average:  209,571.06
Total: 195,739,374.00
---------------------------------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co.
Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or
Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement
Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such
Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.
Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here
in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
=============================================================================================================================
May 3, 2004   21:47                                                                                              Page 1 of 5




                                                                MORGAN STANLEY
MSM 2004-3 Termsheet                                               934 records
Security Pool 2                                           Balance: 194,091,697
===============================================================================













----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                                Number                        % of                 Average
                                                    of            Total      Total    Weighted    Original    Percent
Original Subject                              Mortgage          Current    Current     Average     Subject   Full-Alt     FICO
Loan-to-Value Ratio (%)                          Loans          Balance    Balance      Coupon         LTV        Doc    Score
----------------------------------------------------------------------------------------------------------------------------------
<= 50.00                                           117    23,443,861.34      12.08       5.817       41.41        1.0      748
50.01 - 55.00                                       48     9,729,535.83       5.01       5.808       52.97        0.0      736
55.01 - 60.00                                       63    12,996,769.01       6.70       5.874       57.92        1.2      734
60.01 - 65.00                                       71    15,445,050.96       7.96       5.815       62.65        0.0      739
65.01 - 70.00                                      129    27,782,480.12      14.31       5.851       68.06        0.0      731
70.01 - 75.00                                      112    24,164,038.70      12.45       5.850       73.59        1.5      736
75.01 - 80.00                                      259    54,513,675.54      28.09       5.861       79.36        0.5      738
80.01 - 85.00                                       24     4,407,995.47       2.27       5.745       83.80        0.0      733
85.01 - 90.00                                      102    20,103,031.17      10.36       5.895       89.34        0.0      737
90.01 - 95.00                                        9     1,505,258.38       0.78       5.875       93.87       57.0      693
----------------------------------------------------------------------------------------------------------------------------------
Total:                                             934   194,091,696.52     100.00       5.848       69.60        1.0      737
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 10.95
Maximum: 95.00
Weighted Average by Original Balance: 69.59
Weighted Average by Current Balance:  69.60
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                                Number                        % of                 Average
                                                    of            Total      Total    Weighted    Original    Percent
                                              Mortgage          Current    Current     Average     Subject   Full-Alt     FICO
Coverage on Loans with LTVs Greater than 80      Loans          Balance    Balance      Coupon         LTV        Doc    Score
----------------------------------------------------------------------------------------------------------------------------------
Mortgage Insurance                                 131    25,327,328.31      97.35       5.871       88.66        2.4      734
No Coverage                                          4       688,956.71       2.65       5.765       88.83       34.8      711
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                             135    26,016,285.02     100.00       5.869       88.67        3.3      734
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                                Number                        % of                 Average
                                                    of            Total      Total    Weighted    Original    Percent
                                              Mortgage          Current    Current     Average     Subject   Full-Alt     FICO
Seasoning                                        Loans          Balance    Balance      Coupon         LTV        Doc    Score
----------------------------------------------------------------------------------------------------------------------------------
1 - 3                                                1       312,613.05       0.16       5.750       80.00        0.0      719
4 - 6                                              523   112,020,031.93      57.72       5.927       69.50        0.4      737
7 - 9                                              363    72,720,348.73      37.47       5.745       68.83        1.3      738
10 - 12                                             45     8,634,291.26       4.45       5.701       76.58        5.7      733
13 - 15                                              2       404,411.55       0.21       5.916       79.99        0.0      739
----------------------------------------------------------------------------------------------------------------------------------
Total:                                             934   194,091,696.52     100.00       5.848       69.60        1.0      737
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 3
Maximum: 14
Weighted Average:  7

----------------------------------------------------------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co.
Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or
Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement
Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such
Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.
Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here
in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
=============================================================================================================================------
May 3, 2004   21:47                                                                                                   Page 2 of 5



                                                                 MORGAN STANLEY
MSM 2004-3 Termsheet                                                934 records
Security Pool 2                                            Balance: 194,091,697
===============================================================================





----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                                          Number                           % of                  Average
Geographic                                    of               Total      Total    Weighted     Original    Percent
Distribution                            Mortgage             Current    Current     Average      Subject   Full-Alt       FICO
by Balance                                 Loans             Balance    Balance      Coupon          LTV        Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
California                                   329       77,117,103.62      39.73       5.881        66.17        0.0        740
Texas                                         55        9,533,390.84       4.91       5.822        76.02        0.0        727
Hawaii                                        32        8,532,238.83       4.40       5.811        74.50        0.0        745
Maryland                                      43        8,492,854.41       4.38       5.743        69.28        0.0        734
Illinois                                      40        7,955,207.87       4.10       5.861        70.64        2.3        741
Florida                                       37        6,695,272.75       3.45       5.902        72.82        0.0        756
New Jersey                                    25        6,188,567.27       3.19       5.718        66.28        0.0        734
Arizona                                       31        5,841,633.37       3.01       5.856        75.31        0.0        737
Massachusetts                                 23        5,245,188.76       2.70       5.760        64.10       12.0        735
Washington                                    23        5,096,447.49       2.63       5.906        73.73        4.6        738
Other                                        296       53,393,791.31      27.51       5.837        72.02        1.6        732
----------------------------------------------------------------------------------------------------------------------------------
Total:                                       934      194,091,696.52     100.00       5.848        69.60        1.0        737
----------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 46
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                                          Number                           % of                  Average
                                              of               Total      Total    Weighted     Original    Percent
Top 10 City                             Mortgage             Current    Current     Average      Subject   Full-Alt      FICO
Concentrations                             Loans             Balance    Balance      Coupon          LTV        Doc     Score
----------------------------------------------------------------------------------------------------------------------------------
San Francisco CA                              14        4,790,845.57       2.47       5.948        54.81        0.0        756
San Diego CA                                  18        4,556,533.20       2.35       5.933        70.02        0.0        728
Los Angeles CA                                20        4,282,847.37       2.21       5.924        72.64        0.0        747
Honolulu HI                                   11        2,813,135.76       1.45       5.755        76.52        0.0        755
San Jose CA                                   12        2,658,793.06       1.37       5.795        61.09        0.0        731
Chicago IL                                    13        2,309,645.84       1.19       5.902        75.15        0.0        731
Austin TX                                     10        1,887,171.25       0.97       5.816        79.04        0.0        720
Las Vegas NV                                   9        1,740,408.41       0.90       5.986        84.18        0.0        746
Temecula CA                                    6        1,664,962.89       0.86       6.019        62.41        0.0        710
Vista CA                                       6        1,642,231.89       0.85       5.986        64.67        0.0        737
Other                                        815      165,745,121.28      85.40       5.839        69.74        1.2        737
----------------------------------------------------------------------------------------------------------------------------------
Total:                                       934      194,091,696.52     100.00       5.848        69.60        1.0        737
----------------------------------------------------------------------------------------------------------------------------------







-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co.
Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or
Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement
Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such
Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.
Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here
in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
=============================================================================================================================
May 3, 2004   21:47                                                                                                   Page 3 of 5


                                                                 MORGAN STANLEY
MSM 2004-3 Termsheet                                                934 records
Security Pool 2                                            Balance: 194,091,697
===============================================================================





----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                                          Number                           % of                  Average
Top 10                                        of               Total      Total    Weighted     Original    Percent
Zip Code                                Mortgage             Current    Current     Average      Subject   Full-Alt       FICO
Concentrations                             Loans             Balance    Balance      Coupon          LTV        Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
94112                                          6        1,655,921.47       0.85       5.937        58.93        0.0        747
92111                                          4        1,192,981.03       0.61       5.935        79.48        0.0        727
95006                                          3        1,027,645.86       0.53       6.011        68.29        0.0        762
92083                                          4          926,656.60       0.48       6.071        59.85        0.0        747
96740                                          4          913,555.85       0.47       5.674        75.98        0.0        749
90247                                          3          857,425.77       0.44       5.512        63.51        0.0        742
94509                                          3          811,508.37       0.42       5.922        83.28        0.0        700
96815                                          4          767,024.37       0.40       5.796        75.18        0.0        766
96813                                          2          766,021.62       0.39       5.437        73.21        0.0        764
95122                                          3          765,191.15       0.39       5.837        64.12        0.0        699
Other                                        898      184,407,764.43      95.01       5.849        69.61        1.0        737
----------------------------------------------------------------------------------------------------------------------------------
Total:                                       934      194,091,696.52     100.00       5.848        69.60        1.0        737
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                                          Number                           % of                  Average
                                              of               Total      Total    Weighted     Original    Percent
                                        Mortgage             Current    Current     Average      Subject   Full-Alt       FICO
Property Type                              Loans             Balance    Balance      Coupon          LTV        Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                      622      125,352,407.75      64.58       5.841        68.78        1.2        736
PUD                                          142       31,130,810.53      16.04       5.850        72.19        0.6        735
2-4 Family                                    75       20,206,303.98      10.41       5.884        66.15        0.0        735
Condo                                         95       17,402,174.26       8.97       5.855        74.91        1.0        749
----------------------------------------------------------------------------------------------------------------------------------
Total:                                       934      194,091,696.52     100.00       5.848        69.60        1.0        737
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                                          Number                           % of                  Average
                                              of               Total      Total    Weighted     Original    Percent
                                        Mortgage             Current    Current     Average      Subject   Full-Alt       FICO
Occupancy                                  Loans             Balance    Balance      Coupon          LTV        Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
Primary                                      860      180,077,970.55      92.78       5.850        69.14        1.1        736
Second Home                                   74       14,013,725.97       7.22       5.831        75.57        0.0        746
----------------------------------------------------------------------------------------------------------------------------------
Total:                                       934      194,091,696.52     100.00       5.848        69.60        1.0        737
----------------------------------------------------------------------------------------------------------------------------------











----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co.
Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or
Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement
Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such
Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.
Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here
in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
=============================================================================================================================
May 3, 2004   21:47                                                                                                   Page 4 of 5


                                                                 MORGAN STANLEY
MSM 2004-3 Termsheet                                                934 records
Security Pool 2                                            Balance: 194,091,697
===============================================================================





----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                                          Number                           % of                  Average
                                              of               Total      Total    Weighted     Original    Percent
                                        Mortgage             Current    Current     Average      Subject   Full-Alt       FICO
Purpose                                    Loans             Balance    Balance      Coupon          LTV        Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
Refinance - Rate Term                        329       67,176,258.96      34.61       5.784        67.19        1.4        731
Refinance - Cashout                          308       65,801,314.33      33.90       5.890        64.30        0.8        741
Purchase                                     297       61,114,123.23      31.49       5.874        77.96        0.8        740
----------------------------------------------------------------------------------------------------------------------------------
Total:                                       934      194,091,696.52     100.00       5.848        69.60        1.0        737
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                                          Number                           % of                  Average
                                              of               Total      Total    Weighted     Original    Percent
                                        Mortgage             Current    Current     Average      Subject   Full-Alt       FICO
Documentation Level                        Loans             Balance    Balance      Coupon          LTV        Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
Stated                                       902      188,657,670.03      97.20       5.849        69.52        0.0        738
No Documentation                              19        3,052,732.63       1.57       5.913        66.62        0.0        710
Full or Alternative                           10        1,921,335.11       0.99       5.723        76.97      100.0        695
Streamline                                     2          261,757.15       0.13       5.656        88.66        0.0        720
Lite                                           1          198,201.60       0.10       6.000        94.90        0.0        692
----------------------------------------------------------------------------------------------------------------------------------
Total:                                       934      194,091,696.52     100.00       5.848        69.60        1.0        737
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                                          Number                           % of                  Average
                                              of               Total      Total    Weighted     Original    Percent
FICO                                    Mortgage             Current    Current     Average      Subject   Full-Alt       FICO
Score                                      Loans             Balance    Balance      Coupon          LTV        Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
626 - 650                                      2          301,282.08       0.16       5.981        95.00      100.0        641
651 - 675                                      5          791,015.12       0.41       5.913        80.09       45.8        666
676 - 700                                    140       28,604,064.78      14.74       5.883        71.10        1.5        691
701 - 725                                    227       47,763,626.50      24.61       5.846        69.17        0.6        714
726 - 750                                    232       48,368,987.70      24.92       5.832        70.92        1.1        738
751 - 775                                    182       38,428,186.32      19.80       5.849        69.52        0.0        762
776 - 800                                    123       25,168,803.28      12.97       5.843        66.17        0.0        785
801 - 825                                     23        4,665,730.74       2.40       5.835        66.91        0.0        806
----------------------------------------------------------------------------------------------------------------------------------
Total:                                       934      194,091,696.52     100.00       5.848        69.60        1.0        737
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 639
Maximum: 814
Weighted Average:  737
----------------------------------------------------------------------------------------------------------------------------------








-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co.
Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or
Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement
Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such
Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.
Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here
in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
=============================================================================================================================
May 3, 2004   21:47                                                                                                   Page 5 of 5


                                                                 MORGAN STANLEY
MSM 2004-3 Termsheet                                                858 records
Security Pool 3                                            Balance: 160,510,687
===============================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Weighted
                                          Number                           % of                              Average
                                              of               Total      Total     Weighted    Original     Percent
                                        Mortgage             Current    Current      Average     Subject    Full-Alt      FICO
Mortgage Rates (%)                         Loans             Balance    Balance       Coupon         LTV         Doc     Score
----------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500                                790      148,784,291.96      92.69        6.372       73.88         1.3       732
6.501 - 7.000                                 68       11,726,395.33       7.31        6.625       76.60         1.5       728
----------------------------------------------------------------------------------------------------------------------------------
Total:                                       858      160,510,687.29     100.00        6.391       74.07         1.3       731
----------------------------------------------------------------------------------------------------------------------------------
Minimum:  6.2500
Maximum:  6.6250
Weighted Average:  6.3909
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Weighted
                                          Number                           % of                              Average
                                              of               Total      Total     Weighted    Original     Percent
Original Mortgage Loan                  Mortgage             Current    Current      Average     Subject    Full-Alt      FICO
Principal Balance ($)                      Loans             Balance    Balance       Coupon         LTV         Doc     Score
----------------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                            107        8,569,656.00       5.34        6.412       72.22         4.4       729
100,000.01 - 200,000.00                      407       61,382,697.93      38.24        6.402       72.49         2.0       729
200,000.01 - 300,000.00                      265       64,617,806.02      40.26        6.379       75.01         0.8       733
300,000.01 - 400,000.00                       74       23,724,674.09      14.78        6.385       75.30         0.0       731
400,000.01 - 500,000.00                        5        2,215,853.25       1.38        6.400       84.63         0.0       748
----------------------------------------------------------------------------------------------------------------------------------
Total:                                       858      160,510,687.29     100.00        6.391       74.07         1.3       731
----------------------------------------------------------------------------------------------------------------------------------
Minimum:  36,000.00
Maximum:  484,000.00
Average:  188,487.62
Total:  161,722,374.00
----------------------------------------------------------------------------------------------------------------------------------














-----------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co.
Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or
Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement
Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such
Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.
Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here
in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
=============================================================================================================================
May 3, 2004   21:48                                                                                              Page 1 of 5

                                                                                                               MORGAN STANLEY
MSM 2004-3 Termsheet                                                                                              858 records
Security Pool 3                                                                                         Balance:  160,510,687
=============================================================================================================================



---------------------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                                   Number                              % of                   Average
                                       of               Total         Total      Weighted    Original      Percent
Original Subject                 Mortgage             Current       Current       Average     Subject     Full-Alt       FICO
Loan-to-Value Ratio (%)             Loans             Balance       Balance        Coupon         LTV          Doc      Score
---------------------------------------------------------------------------------------------------------------------------------
<= 50.00                               71       11,208,358.72          6.98         6.374       41.05          0.0        739
50.01 - 55.00                          37        5,882,368.59          3.66         6.368       52.63          0.0        722
55.01 - 60.00                          45        8,313,203.80          5.18         6.365       57.36          0.0        737
60.01 - 65.00                          42        8,332,802.99          5.19         6.415       62.45          3.2        735
65.01 - 70.00                          97       18,767,907.77         11.69         6.366       68.65          0.0        723
70.01 - 75.00                         100       19,293,707.59         12.02         6.366       73.77          0.8        729
75.01 - 80.00                         266       51,761,170.78         32.25         6.408       79.47          2.7        736
80.01 - 85.00                          15        3,141,943.91          1.96         6.468       83.87          0.0        727
85.01 - 90.00                         178       32,748,466.06         20.40         6.396       89.58          0.0        727
90.01 - 95.00                           7        1,060,757.08          0.66         6.378       94.82         33.8        723
---------------------------------------------------------------------------------------------------------------------------------
Total:                                858      160,510,687.29        100.00         6.391       74.07          1.3        731
---------------------------------------------------------------------------------------------------------------------------------
Minimum:  13.96
Maximum:  95.00
Weighted Average by Original Balance:  74.07
Weighted Average by Current Balance:  74.07
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                                   Number                              % of                   Average
                                       of               Total         Total      Weighted    Original      Percent
Coverage on Loans                Mortgage             Current       Current       Average     Subject     Full-Alt       FICO
with LTVs Greater than 80           Loans             Balance       Balance        Coupon         LTV          Doc      Score
---------------------------------------------------------------------------------------------------------------------------------
Mortgage Insurance                    196       36,533,967.89         98.87         6.401       89.25          1.0        727
No Coverage                             3          312,754.02          0.85         6.390       87.62          0.0        752
Lender Paid Mortgage Insurance          1          104,445.14          0.28         6.625       90.00          0.0        686
---------------------------------------------------------------------------------------------------------------------------------
Total:                                200       36,951,167.05        100.00         6.401       89.24          1.0        727
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                                   Number                              % of                   Average
                                       of               Total         Total      Weighted    Original      Percent
                                 Mortgage             Current       Current       Average     Subject     Full-Alt       FICO
Seasoning                           Loans             Balance       Balance        Coupon         LTV          Doc      Score
---------------------------------------------------------------------------------------------------------------------------------
4 - 6                                 431       81,459,516.03         50.75         6.394       74.94          1.5        729
7 - 9                                 415       77,144,740.35         48.06         6.388       73.13          1.3        734
10 - 12                                11        1,620,428.50          1.01         6.345       74.99          0.0        714
13 - 15                                 1          286,002.41          0.18         6.500       76.84          0.0        744
---------------------------------------------------------------------------------------------------------------------------------
Total:                                858      160,510,687.29        100.00         6.391       74.07          1.3        731
---------------------------------------------------------------------------------------------------------------------------------
Minimum:  4
Maximum:  15
Weighted Average:  6
---------------------------------------------------------------------------------------------------------------------------------














-----------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co.
Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or
Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement
Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such
Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.
Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here
in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
=============================================================================================================================
May 3, 2004   21:48                                                                                              Page 2 of 5

                                                                                                               MORGAN STANLEY
MSM 2004-3 Termsheet                                                                                              858 records
Security Pool 3                                                                                         Balance:  160,510,687
=============================================================================================================================



-------------------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                                   Number                              % of                   Average
Geographic                             of               Total         Total      Weighted    Original      Percent
Distribution                     Mortgage             Current       Current       Average     Subject     Full-Alt       FICO
by Balance                          Loans             Balance       Balance        Coupon         LTV          Doc      Score
-------------------------------------------------------------------------------------------------------------------------------
California                            288       63,054,712.75         39.28         6.382       71.14          1.4        734
Florida                                64       10,009,425.47          6.24         6.415       78.18          0.0        724
New Jersey                             44        8,479,507.27          5.28         6.413       75.29          0.0        729
Texas                                  47        7,150,348.75          4.45         6.381       80.49          2.7        715
Illinois                               42        6,890,144.97          4.29         6.415       69.18          0.0        722
Arizona                                40        6,645,173.93          4.14         6.393       81.59          0.0        727
New York                               24        6,574,100.24          4.10         6.403       77.88          0.0        730
Massachusetts                          27        5,196,548.96          3.24         6.391       66.21          0.0        734
Maryland                               21        3,627,824.46          2.26         6.394       81.06          6.9        754
Virginia                               16        3,253,355.13          2.03         6.382       76.06          0.0        720
Other                                 245       39,629,545.36         24.69         6.390       75.48          2.0        733
-------------------------------------------------------------------------------------------------------------------------------
Total:                                858      160,510,687.29        100.00         6.391       74.07          1.3        731
-------------------------------------------------------------------------------------------------------------------------------
Number of States Represented:  43
-------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                                   Number                              % of                   Average
                                       of               Total         Total      Weighted    Original      Percent
Top 10 City                      Mortgage             Current       Current       Average     Subject     Full-Alt       FICO
Concentrations                      Loans             Balance       Balance        Coupon         LTV          Doc      Score
-------------------------------------------------------------------------------------------------------------------------------
San Diego CA                           18        4,548,614.48          2.83         6.350       70.80          0.0        729
Chicago IL                             18        3,245,453.99          2.02         6.447       66.89          0.0        724
Sacramento CA                          11        2,305,966.21          1.44         6.385       78.58          0.0        731
Long Beach CA                          10        2,115,475.19          1.32         6.377       68.39          0.0        730
Phoenix AZ                             13        2,058,411.49          1.28         6.382       77.76          0.0        730
San Jose CA                             7        1,946,435.92          1.21         6.372       68.43          0.0        732
Los Angeles CA                         10        1,880,198.08          1.17         6.391       72.55          0.0        743
Brooklyn NY                             5        1,737,205.95          1.08         6.469       73.80          0.0        749
Honolulu HI                             4        1,637,294.18          1.02         6.250       85.25          0.0        766
Stockton CA                             8        1,602,889.88          1.00         6.318       76.45          0.0        729
Other                                 754      137,432,741.92         85.62         6.393       74.25          1.6        731
-------------------------------------------------------------------------------------------------------------------------------
Total:                                858      160,510,687.29        100.00         6.391       74.07          1.3        731
-------------------------------------------------------------------------------------------------------------------------------








-----------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co.
Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or
Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement
Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such
Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.
Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here
in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
=============================================================================================================================
May 3, 2004   21:48                                                                                              Page 3 of 5


                                                                                                                ORGAN STANLEY
MSM 2004-3 Termsheet                                                                                              858 records
Security Pool 3                                                                                         Balance:  160,510,687
=============================================================================================================================



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Weighted
                                     Number                          % of                    Average
Top 10                                   of              Total      Total    Weighted       Original      Percent
Zip Code                           Mortgage            Current    Current     Average        Subject     Full-Alt      FICO
Concentrations                        Loans            Balance    Balance      Coupon            LTV          Doc     Score
-----------------------------------------------------------------------------------------------------------------------------------
95630                                     5       1,436,614.21       0.90       6.424          77.09          0.0       742
95121                                     3         889,461.61       0.55       6.340          69.52          0.0       748
92843                                     3         872,571.70       0.54       6.382          81.09          0.0       717
96753                                     4         854,782.32       0.53       6.372          64.86          0.0       749
92105                                     4         844,249.52       0.53       6.341          73.87          0.0       746
92201                                     3         690,776.92       0.43       6.250          81.69          0.0       728
90808                                     3         669,583.77       0.42       6.378          64.98          0.0       715
01915                                     3         645,842.02       0.40       6.509          69.64          0.0       752
94565                                     3         622,726.80       0.39       6.305          68.51          0.0       738
89015                                     3         597,812.20       0.37       6.411          79.35          0.0       755
Other                                   824     152,386,266.22      94.94       6.392          74.11          1.4       731
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                  858     160,510,687.29     100.00       6.391          74.07          1.3       731
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Weighted
                                     Number                          % of                    Average
                                         of              Total      Total    Weighted       Original      Percent
                                   Mortgage            Current    Current     Average        Subject     Full-Alt      FICO
Property Type                         Loans            Balance    Balance      Coupon            LTV          Doc     Score
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                 573     106,060,357.42      66.08       6.390          73.82          1.3       730
PUD                                     128      23,440,648.33      14.60       6.387          76.26          0.9       727
2-4 Family                               69      16,369,329.64      10.20       6.403          70.89          0.5       737
Condo                                    88      14,640,351.90       9.12       6.393          75.99          3.0       739
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                  858     160,510,687.29     100.00       6.391          74.07          1.3       731
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Weighted
                                     Number                          % of                    Average
                                         of              Total      Total    Weighted       Original      Percent
                                   Mortgage            Current    Current     Average        Subject     Full-Alt      FICO
Occupancy                             Loans            Balance    Balance      Coupon            LTV          Doc     Score
-----------------------------------------------------------------------------------------------------------------------------------
Primary                                 778     146,201,156.82      91.08       6.392          73.87          1.5       731
Second Home                              80      14,309,530.47       8.92       6.379          76.21          0.0       739
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                  858     160,510,687.29     100.00       6.391          74.07          1.3       731
-----------------------------------------------------------------------------------------------------------------------------------








-----------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co.
Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or
Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement
Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such
Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.
Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here
in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
=============================================================================================================================
May 3, 2004   21:48                                                                                              Page 4 of 5


                                                                                                               MORGAN STANLEY
MSM 2004-3 Termsheet                                                                                              858 records
Security Pool 3                                                                                         Balance:  160,510,687
=============================================================================================================================




-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Weighted
                                     Number                          % of                    Average
                                         of              Total      Total    Weighted       Original      Percent
                                   Mortgage            Current    Current     Average        Subject     Full-Alt      FICO
Purpose                               Loans            Balance    Balance      Coupon            LTV          Doc     Score
-----------------------------------------------------------------------------------------------------------------------------------
Purchase                                392      72,769,278.88      45.34       6.397          81.12          1.6       732
Refinance - Cashout                     290      54,566,414.83      34.00       6.389          67.28          1.0       736
Refinance - Rate Term                   176      33,174,993.58      20.67       6.379          69.78          1.3       723
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                  858     160,510,687.29     100.00       6.391          74.07          1.3       731
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Weighted
                                     Number                          % of                    Average
                                         of              Total      Total    Weighted       Original      Percent
                                   Mortgage            Current    Current     Average        Subject     Full-Alt      FICO
Documentation Level                   Loans            Balance    Balance      Coupon            LTV          Doc     Score
-----------------------------------------------------------------------------------------------------------------------------------
Stated                                  794     150,667,386.29      93.87       6.389          74.19          0.0       733
No Documentation                         47       7,330,215.64       4.57       6.421          69.06          0.0       709
Full or Alternative                      14       2,155,759.68       1.34       6.404          79.81        100.0       712
Streamline                                2         182,232.00       0.11       6.302          92.91          0.0       723
Lite                                      1         175,093.68       0.11       6.375          95.00          0.0       759
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                  858     160,510,687.29     100.00       6.391          74.07          1.3       731
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Weighted
                                     Number                          % of                    Average
                                         of              Total      Total    Weighted       Original      Percent
FICO                               Mortgage            Current    Current     Average        Subject     Full-Alt      FICO
Score                                 Loans            Balance    Balance      Coupon            LTV          Doc     Score
-----------------------------------------------------------------------------------------------------------------------------------
601 - 625                                 1         295,770.91       0.18       6.375          70.00          0.0       625
626 - 650                                 5         941,781.83       0.59       6.494          72.94         27.9       634
651 - 675                                 9       1,366,524.51       0.85       6.451          71.26         13.1       665
676 - 700                               162      29,969,308.91      18.67       6.397          74.48          0.9       690
701 - 725                               227      40,963,043.09      25.52       6.383          73.92          1.1       714
726 - 750                               214      40,359,131.37      25.14       6.385          75.71          1.6       737
751 - 775                               141      27,906,241.91      17.39       6.392          73.71          0.8       763
776 - 800                                86      16,522,406.47      10.29       6.396          71.26          0.7       786
801 - 825                                13       2,186,478.29       1.36       6.420          69.95          0.0       805
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                  858     160,510,687.29     100.00       6.391          74.07          1.3       731
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 625
Maximum: 813
Weighted Average:  731
-----------------------------------------------------------------------------------------------------------------------------------








-----------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co.
Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or
Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement
Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such
Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.
Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here
in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
=============================================================================================================================
May 3, 2004   21:48                                                                                              Page 5 of 5


MSM 2004-3 Termsheet                                            MORGAN STANLEY
                                                                 1,983 records
Security Pool 4                                           Balance: 318,480,826
===============================================================================




-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                 Number                         % of                 Average
                                                     of             Total      Total    Weighted    Original     Percent
                                               Mortgage           Current    Current     Average     Subject    Full-Alt     FICO
Mortgage Rates (%)                                Loans           Balance    Balance      Coupon         LTV         Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
3.001 - 3.500                                         1         41,907.67       0.01       3.500       70.00       100.0      625
4.501 - 5.000                                        29      5,038,468.46       1.58       4.986       57.48         6.5      747
5.001 - 5.500                                       323     56,547,028.65      17.76       5.398       59.16        25.4      735
5.501 - 6.000                                       772    133,494,179.59      41.92       5.838       62.53        19.0      729
6.001 - 6.500                                       566     86,788,288.62      27.25       6.338       66.06        12.1      732
6.501 - 7.000                                       269     34,395,962.53      10.80       6.755       71.99         7.4      725
7.001 - 7.500                                        23      2,174,990.09       0.68       7.158       80.02         0.0      713
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            1,983    318,480,825.61     100.00       5.991       63.96        16.7      730
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 3.5000
Maximum: 7.2500
Weighted Average:  5.9907
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                 Number                         % of                 Average
                                                     of             Total      Total    Weighted    Original     Percent
Original Mortgage Loan                         Mortgage           Current    Current     Average     Subject    Full-Alt     FICO
Principal Balance ($)                             Loans           Balance    Balance      Coupon         LTV         Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                                   584     41,286,997.47      12.96       6.114       66.38        23.9      728
100,000.01 - 200,000.00                             840    121,841,555.49      38.26       6.033       64.14        15.5      731
200,000.01 - 300,000.00                             397     96,143,543.70      30.19       5.932       63.90        16.1      728
300,000.01 - 400,000.00                             115     37,525,159.41      11.78       5.970       61.78        13.3      730
400,000.01 - 500,000.00                              36     15,690,420.17       4.93       5.855       62.10        17.4      742
500,000.01 - 600,000.00                               9      4,762,975.77       1.50       5.728       63.40        24.0      745
600,000.01 - 700,000.00                               2      1,230,173.60       0.39       5.625       60.03         0.0      734
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            1,983    318,480,825.61     100.00       5.991       63.96        16.7      730
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 12,000.00
Maximum: 620,500.00
Average: 162,206.81
Total: 321,656,106.00
-----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
==============================================================================
May 3, 2004   21:48                                                Page 1 of 5

MSM 2004-3 Termsheet                                            MORGAN STANLEY
                                                                 1,983 records
Security Pool 4                                           Balance: 318,480,826
===============================================================================




-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                 Number                         % of                 Average
                                                     of             Total      Total    Weighted    Original     Percent
Original Subject                               Mortgage           Current    Current     Average     Subject    Full-Alt     FICO
Loan-to-Value Ratio (%)                           Loans           Balance    Balance      Coupon         LTV         Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
<= 50.00                                            411     65,757,299.93      20.65       5.845       39.30        26.2      735
50.01 - 55.00                                       106     19,693,499.35       6.18       5.987       52.43        25.5      733
55.01 - 60.00                                       139     25,628,857.60       8.05       5.891       57.84        21.2      729
60.01 - 65.00                                       150     28,251,817.45       8.87       5.897       62.74        18.4      728
65.01 - 70.00                                       333     56,321,809.98      17.68       5.970       68.56        17.7      726
70.01 - 75.00                                       318     55,247,137.42      17.35       6.025       73.76        13.0      729
75.01 - 80.00                                       341     47,784,793.22      15.00       6.135       79.46         5.5      731
80.01 - 85.00                                        23      2,459,948.71       0.77       6.434       84.17         0.0      731
85.01 - 90.00                                       161     17,276,235.32       5.42       6.350       89.71         2.3      732
95.01 - 100.00                                        1         59,426.63       0.02       6.000       99.75       100.0      684
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            1,983    318,480,825.61     100.00       5.991       63.96        16.7      730
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 9.78
Maximum: 99.75
Weighted Average by Original Balance:  63.95
Weighted Average by Current Balance:  63.96
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                 Number                         % of                 Average
                                                     of             Total      Total    Weighted    Original     Percent
                                               Mortgage           Current    Current     Average     Subject    Full-Alt     FICO
Coverage on Loans with LTVs Greater than 80       Loans           Balance    Balance      Coupon         LTV         Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
Mortgage Insurance                                  185     19,795,610.66     100.00       6.359       89.05         2.3      732
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                              185     19,795,610.66     100.00       6.359       89.05         2.3      732
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                 Number                         % of                 Average
                                                     of             Total      Total    Weighted    Original     Percent
                                               Mortgage           Current    Current     Average     Subject    Full-Alt     FICO
Seasoning                                         Loans           Balance    Balance      Coupon         LTV         Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
4 - 6                                               313     49,414,956.43      15.52       6.272       65.40        15.1      730
7 - 9                                             1,608    258,671,568.38      81.22       5.936       63.50        17.0      731
10 - 12                                              61     10,232,539.47       3.21       5.998       68.36        16.2      730
16 - 18                                               1        161,761.33       0.05       6.625       70.00         0.0      752
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            1,983    318,480,825.61     100.00       5.991       63.96        16.7      730
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 4
Maximum: 18
Weighted Average:  8
-----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
==============================================================================
May 3, 2004   21:48                                                Page 2 of 5

MSM 2004-3 Termsheet                                            MORGAN STANLEY
                                                                 1,983 records
Security Pool 4                                           Balance: 318,480,826
===============================================================================




-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                 Number                         % of                 Average
Geographic                                           of             Total      Total    Weighted    Original     Percent
Distribution                                   Mortgage           Current    Current     Average     Subject    Full-Alt     FICO
by Balance                                        Loans           Balance    Balance      Coupon         LTV         Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
California                                          692    137,747,223.29      43.25       5.939       57.61        18.0      734
Massachusetts                                        81     19,568,510.84       6.14       5.989       63.70         3.5      718
New York                                             88     16,850,041.17       5.29       6.032       63.85        28.5      725
Virginia                                            101     15,552,205.20       4.88       5.967       69.44         6.8      729
New Jersey                                           57      9,795,214.61       3.08       5.831       64.44        32.7      722
Oregon                                               73      9,573,405.14       3.01       5.890       72.92         2.2      731
Illinois                                             46      9,572,726.63       3.01       5.935       66.81        33.4      725
Washington                                           59      8,810,499.42       2.77       5.893       67.09         6.0      736
Florida                                              80      8,076,592.46       2.54       6.106       70.78        18.4      734
Georgia                                              63      6,518,302.63       2.05       6.168       75.02        13.9      722
Other                                               643     76,416,104.22      23.99       6.104       70.81        16.0      730
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            1,983    318,480,825.61     100.00       5.991       63.96        16.7      730
-----------------------------------------------------------------------------------------------------------------------------------
Number of States Represented:  48
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                 Number                         % of                 Average
                                                     of             Total      Total    Weighted    Original     Percent
Top 10 City                                    Mortgage           Current    Current     Average     Subject    Full-Alt     FICO
Concentrations                                    Loans           Balance    Balance      Coupon         LTV         Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
San Francis CA                                       38     11,568,384.73       3.63       5.783       46.89        23.6      760
Los Angeles CA                                       38      6,938,016.24       2.18       5.938       54.65        23.3      743
Chicago IL                                           22      5,752,472.04       1.81       5.890       65.28        41.4      726
San Jose CA                                          25      5,491,246.24       1.72       5.940       52.78        16.5      750
San Diego CA                                         23      5,355,109.39       1.68       5.888       58.94         9.8      717
Sacramento CA                                        23      3,601,960.93       1.13       5.896       64.47        17.0      736
Brooklyn NY                                          13      3,054,059.75       0.96       5.839       62.87        30.1      694
Long Beach CA                                        12      2,726,565.04       0.86       5.798       61.20        22.2      719
Philadelphi PA                                       26      2,637,624.77       0.83       6.023       74.95         0.0      711
Seattle WA                                           13      2,250,801.47       0.71       5.972       60.30         3.6      733
Other                                             1,750    269,104,585.01      84.50       6.011       65.18        15.9      729
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            1,983    318,480,825.61     100.00       5.991       63.96        16.7      730
-----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
==============================================================================
May 3, 2004   21:48                                                Page 3 of 5

MSM 2004-3 Termsheet                                            MORGAN STANLEY
                                                                 1,983 records
Security Pool 4                                           Balance: 318,480,826
===============================================================================




-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                 Number                         % of                 Average
Top 10                                               of             Total      Total    Weighted    Original     Percent
Zip Code                                       Mortgage           Current    Current     Average     Subject    Full-Alt     FICO
Concentrations                                    Loans           Balance    Balance      Coupon         LTV         Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
94121                                                 8      3,380,351.12       1.06       5.669       53.31        26.2      776
60657                                                 5      1,990,086.28       0.62       5.966       62.87        36.0      753
94901                                                 4      1,391,657.88       0.44       5.914       50.72         0.0      746
90803                                                 4      1,368,973.44       0.43       5.603       57.25         0.0      742
94589                                                 5      1,343,361.23       0.42       5.839       66.88         0.0      710
02062                                                 5      1,337,630.35       0.42       6.000       68.26         0.0      707
95630                                                 7      1,280,368.68       0.40       5.683       60.58         0.0      723
08701                                                 6      1,181,007.09       0.37       5.608       61.75        11.1      738
95616                                                 5      1,138,930.73       0.36       5.741       64.67         0.0      703
94112                                                 4      1,121,155.42       0.35       5.924       58.47        18.3      758
Other                                             1,930    302,947,303.39      95.12       6.001       64.18        16.9      730
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            1,983    318,480,825.61     100.00       5.991       63.96        16.7      730
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                 Number                         % of                 Average
                                                     of             Total      Total    Weighted    Original     Percent
                                               Mortgage           Current    Current     Average     Subject    Full-Alt     FICO
Property Type                                     Loans           Balance    Balance      Coupon         LTV         Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                             961    136,989,743.18      43.01       6.017       64.06        10.9      727
2-4 Family                                          548    115,698,775.40      36.33       5.952       62.83        22.1      735
Condo                                               236     31,911,289.52      10.02       5.997       65.05        22.3      725
PUD                                                 194     29,138,402.48       9.15       6.012       66.41        15.1      736
Townhouse                                            43      4,597,041.02       1.44       5.998       65.36        21.8      724
Unknown                                               1        145,574.01       0.05       5.875       79.01         0.0      735
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            1,983    318,480,825.61     100.00       5.991       63.96        16.7      730
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                 Number                         % of                 Average
                                                     of             Total      Total    Weighted    Original     Percent
                                               Mortgage           Current    Current     Average     Subject    Full-Alt     FICO
Occupancy                                         Loans           Balance    Balance      Coupon         LTV         Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
Investment                                        1,983    318,480,825.61     100.00       5.991       63.96        16.7      730
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            1,983    318,480,825.61     100.00       5.991       63.96        16.7      730
-----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
==============================================================================
May 3, 2004   21:48                                                Page 4 of 5

MSM 2004-3 Termsheet                                            MORGAN STANLEY
                                                                 1,983 records
Security Pool 4                                           Balance: 318,480,826
===============================================================================





-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                 Number                         % of                 Average
                                                     of             Total      Total    Weighted    Original     Percent
                                               Mortgage           Current    Current     Average     Subject    Full-Alt     FICO
Purpose                                           Loans           Balance    Balance      Coupon         LTV         Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
Refinance - Rate Term                               768    122,409,329.44      38.44       5.874       59.18        26.3      730
Refinance - Cashout                                 665    115,474,918.23      36.26       5.987       60.09        12.9      726
Purchase                                            550     80,596,577.94      25.31       6.173       76.74         7.6      738
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            1,983    318,480,825.61     100.00       5.991       63.96        16.7      730
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                 Number                         % of                 Average
                                                     of             Total      Total    Weighted    Original     Percent
                                               Mortgage           Current    Current     Average     Subject    Full-Alt     FICO
Documentation Level                               Loans           Balance    Balance      Coupon         LTV         Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
DU/LP                                             1,346    220,979,383.11      69.39       5.967       64.99         0.0      728
Full or Alternative                                 356     53,091,369.83      16.67       5.845       56.49       100.0      732
Stated                                              270     42,822,958.78      13.45       6.285       67.86         0.0      740
No Documentation                                      5        800,880.54       0.25       6.194       57.94         0.0      711
Streamline                                            6        786,233.35       0.25       6.289       69.78         0.0      718
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            1,983    318,480,825.61     100.00       5.991       63.96        16.7      730
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                 Number                         % of                 Average
                                                     of             Total      Total    Weighted    Original     Percent
FICO                                           Mortgage           Current    Current     Average     Subject    Full-Alt     FICO
Score                                             Loans           Balance    Balance      Coupon         LTV         Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
550 and Below                                         1        124,215.10       0.04       6.625       52.08         0.0      549
551 - 575                                             4        376,441.31       0.12       6.685       63.69        50.4      559
576 - 600                                             7        663,278.19       0.21       6.343       61.85        60.9      588
601 - 625                                            22      2,902,743.71       0.91       6.155       64.80        34.6      617
626 - 650                                            61      9,421,023.42       2.96       5.980       65.41        23.4      641
651 - 675                                           127     20,133,340.03       6.32       6.028       61.73        14.7      664
676 - 700                                           291     45,828,541.26      14.39       6.025       63.79        15.0      690
701 - 725                                           341     55,923,451.60      17.56       5.984       65.84        13.9      712
726 - 750                                           405     62,648,592.01      19.67       5.985       67.50        15.7      738
751 - 775                                           418     70,428,674.49      22.11       5.964       63.98        16.2      762
776 - 800                                           280     46,507,132.45      14.60       5.975       57.87        20.8      785
801 - 825                                            26      3,523,392.04       1.11       5.996       62.00        20.6      807
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            1,983    318,480,825.61     100.00       5.991       63.96        16.7      730
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 549
Maximum: 822
Weighted Average:  730
-----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
==============================================================================
May 3, 2004   21:48                                                Page 5 of 5